Exhibit 10.6


               FIRST AMENDMENT TO MASTER LEASE AGREEMENT NO. 8050

This Amendment dated May 14, 1993, to Master Lease Agreement No. 8050 dated December 21, 1992 (the "Lease"), is entered into by and between Metasyn, Inc. (the "Lessee") and Dominion Ventures, Inc. (the "Lessor").

WHEREAS, the Funding Expiration Date as set forth in the First Amendment to the Lease has expired.

NOW THEREFORE, the parties hereto agree to amend the Lease as follows:

     1. The Funding Expiration Date of May 31, 1993 as set forth in the Master Lease Agreement No. 8050, shall be amended to June 30, 1993.


               Except as specifically provided herein, all terms and conditions of the Lease shall remain in full force and effect, without waiver or modification.

               IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the date first written above.

               LESSEE:              METASYN, INC.


                                    By:  /s/ Randall B. Lauffer
                                        ------------------------

                                    Its:   CEO
                                        -------------------------


               LESSOR:              DOMINION VENTURES, INC.


                                    By:  /s/ Randolph D. Werner
                                        -------------------------
                                    Its:   CFO
                                        -------------------------